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                                                             EXHIBIT 10.11 (i)


                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT


         This AMENDED AND RESTATED EMPLOYMENT AGREEMENT ("Agreement") is made and entered into effective July 18, 2000 by and between Duramed Pharmaceuticals, Inc., a Delaware corporation, having its principal office at 5040 Duramed Road, Cincinnati, Ohio 45213 ("Company"), and E. Thomas Arington ("Arington") and restates and amends that earlier Agreement between the Company and Arington dated as of October 22, 1987 and itself subsequently amended and restated as of January 12, 1990 and as of March 30, 1994.

                               W I T N E S S E T H

         WHEREAS, the Company has been incorporated under the laws of the State of Delaware to engage in the manufacture and sale of pharmaceuticals and any other lawful act or activities for which corporations may be organized; and

         WHEREAS, the Company is desirous of entering into this Agreement with Arington on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

         1. Employment. The Company hereby agrees to continue to employ Arington as its President or Chairman of the Board, and Chief Executive Officer, to perform such duties as are





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customarily performed by persons holding such positions, and Arington hereby has accepted said employment. Arington agrees that he accepts such employment on an exclusive basis and that he shall exercise his best efforts and shall fully perform and discharge his duties and responsibilities in such capacity, and shall be subject to general supervision, direction and control of the Company through its directors during the term hereof.

         2. Term.

                  (a) The term of this Agreement (the "Employment Period") shall commence as of January 1, 2000, and shall continue thereafter until December 31, 2005, subject to any and all rights of termination as provided herein. The term shall be extended automatically as follows: until December 31, 2006 unless notice of termination is give by either party prior to December 31, 2004; thereafter to December 31, 2007 unless notice of termination is given by either party prior to December 31, 2005; and thereafter by similar one year extensions unless notice of termination is given by either party at least one year prior to the otherwise scheduled expiration date.

                  (b) If a Change of Control (as defined hereafter) occurs when Arington is employed by the Company, the Company will, at the election of Arington, continue thereafter to employ Arington, in accordance with the terms and provisions of this Agreement, for a period of three years or until December 31, 2005, whichever is later, and any further extensions, following the date of the Change of Control. The term of this Agreement shall be extended automatically, without further action by the Company or Arington, on the date which is six months before the third anniversary of the Change of Control (the "Change of Control Extension Date") for successive periods of twelve months each, unless either party gives written notice to the other


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party, prior to the Change of Control Extension Date in question, that the term then in effect is not to be extended or further extended, as the case may be.

                  (c) Unless otherwise agreed by the Company and Arington, during the Employment Period, Arington shall be employed by the Company after a Change of Control in the same position as that which Arington held on the date of a Change of Control. In such employment, his duties and authority shall consist of and include all duties and authority customarily performed and held by a person holding an equivalent position with a corporation of similar nature and size, as such duties and authority related to such position are reasonably defined and delegated form time to time by the Board of Directors of the Company. Arington shall have the powers necessary to perform the duties assigned and shall be provided such supporting services, staff, secretarial and other assistance, office space and accouterments as shall be reasonably necessary and appropriate in light of the duties assigned (but in no event, in any case, smaller in size or lesser in quality than that being furnished to Arington on the date of the Change in Control).

                  (d) Arington shall devote substantially of his business time, energy and skills to such employment while so employed, but Arington shall not be required to devote more than an average of approximately forty-five (45) hours per calendar week to such employment.




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         3. Compensation.

                  (a) Salary Compensation. The Company shall pay Arington, in payment for any and all services rendered by him for the benefit of the Company, including without limitation the services provided hereunder, a base salary ("Base Salary") at a rate to be set by the Compensation Committee of the Company's Board of Directors (not less than Forty One Thousand Six Hundred and Sixty Six Dollars ($41,666) per month) for the term of this Agreement. Arington's Base Salary shall be payable in accordance with the customary payroll practice of the Company, but not less often than monthly. In addition, Arington shall be reimbursed for all expenses reasonably incurred in the performance of his duties for the Company.

                  (b) Bonus Compensation. Arington shall be entitled to a separate bonus for each year of the Employment Period in such amount as may be determined by the Compensation Committee of the Board of Directors (the "Annual Bonus"). In determining whether such bonus payment shall be made, or the amount of any such payment, the Compensation Committee shall consider, among other factors deemed relevant by it, the Company's level of profitability during the particular year and the increase in the market value of the Company's Common Stock during that year. Any Annual Bonus to Arington will be determined annually as soon as final results are known and paid as permitted by the cash flow needs of the Company as determined by the Compensation Committee. Earned but unpaid Annual Bonuses shall be accrued until the cash flow of the Company permits payment. In no event shall any Annual Bonus which has been earned be deferred if such Annual Bonus is to be used for the exercise of options have been issued by the Company.

                  (c) Stock Options. Under the original October 27, 1987 Agreement, Arington was granted options to purchase 382,028 shares of the Company's Common Stock (after giving


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effect to antidilutive provisions of the 1987 Agreement) (the "Option Shares")
at exercise prices ranging from $5.71 per share to $11.42 per share. Such options (the "Options") were amended and restated as of January 12, 1990 and during 1991 were exchanged and converted into options to purchase 254,685 shares at a price of $1.5625 per share. The terms of the Option are as follows:

                           (i) Vesting. The Options are to purchase 254,685
shares of the Company's Common Stock and are fully vested.

                           (ii) Exercise. The Options may be exercised at any
time prior to March 18, 2001 at a per share exercise price of $1.5625 (the "Option Price"). The Option Price shall be paid in cash or with shares of Common Stock of the Company valued at fair market value at the time of exercise.

                           (iii) Anti-dilution. The number of Option Shares per
Option and the per share Option Price shall be subject to adjustment as provided in Attachment I to this Agreement.

                           (iv) Unregistered Status. The Company shall not be
obligated to register, under the Securities Act of 1933 or any state securities laws or otherwise, any shares issued in connection with the exercise of the Options. In the event that the Company does not register such shares, the Company will cause a legend to be placed on all share certificates to the effect that transfer of the shares is restricted. Notwithstanding the foregoing, unregistered shares may be used for payment of the option price under Section 3(c)(ii) above.

                           (v) Other Option Grants. Arington shall be eligible
for additional grants of options under the Company's stock option plans in such amounts as shall be determined from time to time by the Compensation Committee. The Company's Board of Directors intends presently to request that shareholders approve an amendment to the Company's existing Stock



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Option Plan to increase the number of shares available for option grants under such Plan. If such action is taken by the Board and stockholder approval is obtained, the Compensation Committee of the Board of Directors will grant options to Arington to purchase 400,000 shares of Common Stock. Such options shall be granted at the time of approval by shareholders of the amendments to the Plan and shall have an exercise price equal to the fair market value of the Company's Common Stock at that time.

         4. Additional Employment Benefits. (a) Benefits. Arington shall be eligible to participate in all benefits made generally available by the Company to its executive officers during the periods covered by this Agreement, including, without limitation, pension plans, profit sharing plans, hospitalization insurance, health and accident insurance, disability insurance, group term life insurance, and all other fringe benefits which may be provided by the Company for its executive officers during the term hereof. To the extent possible under the terms of then existing plans without material increase in expense, the Company shall provide continuing coverage to Arington under the Company's hospitalization insurance and health plans following his retirement and until his death. In addition to the foregoing, Arington shall be entitled to six (6) weeks paid vacation per year (which may be accumulated for up to two years), and shall be entitled to membership in a country club, commensurate with such benefit provided to chief executive officers of similarly sized public companies.

                  (b) Insurance. The Company has transferred a $1.3 Million policy (Phoenix 2657322) to Arington with the cash value being collaterally assigned back to the Company to the extent of $192,894. The Company agrees to retain this collateral assignment until September 5, 2016. In addition, the Company agrees to fund, on a split dollar basis, a new second-to-die policy on Arington and his wife to the extent of $51,000 per year for 10 years with the collateral


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assignment of that policy effective until September 5, 2020. Furthermore, the
Company will provide a long-term disability insurance policy providing for monthly payments, in the event of the total or permanent partial disability of Arington and for the remaining life of Arington, equal to 50% of the average monthly salary compensation paid to Arington under Section 3(a) during the 12 month period prior to such disability with such policy naming Arington as beneficiary.

         The Company's obligations under this section continue for the period indicated whether or not Arington continues as an employee and whether or not there is a Change in Control (as defined herein) of the Company.

                  (c) Legal and consulting. The Company shall also pay up to $15,000 per year in personal legal, accounting, estate planning, or other professional financial consulting or counseling fees for Arington.

                  (d) Automobile. Arington shall be entitled to usage of a Company car, commensurate with such benefit provided to chief executive officers of similarly-sized public companies. Upon termination of employment, title to such car shall be transferred, without cost, to Arington.

                  (e) Pension Benefit. The Company maintains a 401(k) Plan for the retirement needs of its employees. However, the Board recognizes that this plan has been in place for only a limited period of time and that, accordingly, Arington and other long-term employees have not been able to build up substantial benefits under this Plan. In recognition of this fact, the Board of Directors of the Company expresses its willingness to consider an arrangement for payments to be made to Arington for a period of time following termination of his employment. However, the Board believes that such action would not be appropriate at this time in view of the



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Company's current operating results and cash needs. The Board will consider this possibility further when the Company's financial condition has improved.

         5. Indemnification. To the extent permitted by law, the Company shall pay, indemnify and hold Arington harmless from any liability, cost or expense (including, without limitation, reasonable attorney's fees) incurred by him in the defense of any claim, proceeding or action arising out of his performance of services for the Company, or out of his status as an officer or director of the Company or while serving at the request of the Company as an officer, director, partner or employee of any other entity. The Company will use its best efforts to obtain insurance coverage to meet its obligations hereunder. Notwithstanding the foregoing, the Company shall not indemnify Arington against any act or omission by him constituting fraud, willful misconduct or gross negligence.

         6.  Termination.

                  (a) Involuntary. In the event of the death of Arington or his permanent disability to perform the services required hereunder, the obligations of the Company under Sections 1, 3 and 4 of this Agreement shall be terminated (except that any unexercised Options shall remain exercisable until the end of their term). For purposes of this Agreement, the term "disability" shall be defined as a physical or mental disability or disease which in the opinion of an independent qualified physician appointed by the Company prevents Arington from discharging the customary normal duties of his employment with the Company. In the event of Arington's death or disability during the term of this Agreement, Arington or his estate shall be entitled to receive deferred compensation at a monthly rate equal to fifty percent (50%) of the average monthly Base Salary paid to him under Section 3(a) during the twelve (12) month period prior to death or disability. Such amount shall be paid in monthly installments over the remaining term



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of the Agreement. In the event of disability, the amount payable hereunder shall be reduced by the amount of disability income insurance proceeds paid to Arington during the remaining term hereof.

                  (b) Change of Control. For the purpose of this Agreement, a "Change of Control" shall mean:

                           (i) The acquisition by any individual, entity or
group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company,
(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or
(iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of subsection (iii) of this Section 6(b); or

                           (ii) Individuals who, as of the date hereof,
constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though


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such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (iii) Consummation of a reorganization, merger or
consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding any employee benefit plan (or related trust) of the company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination




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and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                           (iv) Approval by the shareholders of the Company of a
complete liquidation or dissolution of the Company.

                  (c) Cause. The Company may terminate Arington's employment for Cause. For purposes of this Agreement, "Cause" shall mean:

                           (i) the willful and continued failure of Arington to
perform substantially his duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Arington by the Board which specifically identifies the manner in which the Board believes that Arington has not substantially performed his duties, or

                           (ii) the willful engaging by Arington in illegal
conduct or gross misconduct which is materially and demonstrably injurious to the Company. For purposes of this provision, no act or failure to act, on the part of Arington, shall be considered "willful" unless it is done, or omitted to be done, by him in bad faith or without reasonable belief that his action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by Arington in good faith and in the best interests of the Company. The cessation of employment of Arington shall not be deemed to be for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of a


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majority of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to him and he is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, Arington is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

                  (d) Good Reason. Arington's employment may be terminated by him for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                           (i) the assignment to Arington of any duties
inconsistent with his position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 1 of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities;

                           (ii) any failure by the Company to comply with any of
the provision of Section 3 of this Agreement;

                           (iii) the Company's requiring Arington to be based at
any office or location after the Effective Date other than within twenty miles of Cincinnati, Ohio or the Company's requiring Arington to travel on Company business to a substantially greater extent than required immediately prior to the date of this Agreement;

                           (iv) any purported termination by the Company of
Arington's employment; otherwise than as expressly permitted by this Agreement;
or

                           (v) the continued failure of the Company to perform
substantially its obligations under this Agreement after a written demand for substantial performance is delivered by Arington to the Board of Directors which specifically identifies the manner in which he believes the Company has not substantially carried out its obligations.

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Notwithstanding the above, "Good Reason" shall exclude an isolated, insubstantial and inadvertent action or failure to act not taken or occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by Arington.

                  For purposes of this Section 6(d), any good faith determination of "Good Reason" made by Arington shall be conclusive. Anything in this Agreement to the contrary notwithstanding, a termination by Arington for any reason during the six-month period immediately following a Change in Control shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

                  (e) Notice of Termination. Any termination by the Company for Cause, or by Arington for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11 of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Arington's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by Arington or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause, respectively, shall not preclude Arington or the Company, respectively, from asserting such fact or circumstance in enforcing Arington's or the Company's rights hereunder.

                  (f) Date of Termination. "Date of Termination" means (i) if Arington's employment is terminated by the Company for Cause, or by Arington for Good Reason, the date



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of receipt of the Notice of Termination or any later date specified therein, as the case may be; (ii) if Arington's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Company notifies him of such termination; and (iii) if Arington's employment is terminated by reason of death or disability, the Date of Termination shall be the date of death of Arington or the disability, as the case may be.

         7. Obligations of the Company upon Termination.

                  (a) Good Reason; Other Than for Cause. If the Company shall terminate Arington's employment other than for Cause or death or disability or Arington shall terminate employment for Good Reason:

                  (i) the Company shall pay to Arington in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                           A. the sum of (1) Arington's then annual Base Salary
through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the Annual Bonus paid or payable, including any bonus or portion thereof which has been earned but deferred (and annualized for any fiscal year consisting of less than twelve full months), for the most recently completed fiscal year and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365 and (3) any compensation previously deferred by Arington (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2), and (3) shall be hereinafter referred to as the "Accrued Obligations"); and

                           B. an amount equal to the product of (1) the Base
Salary and the Annual Bonus paid to Arington during the most recently completed fiscal year and (2) the "Time




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Factor". If the Date of Termination occurs after a Change of Control, the Time
Factor shall be three (3). If the Date of Termination occurs before a Change of Control, the Time Factor shall be the number of full and partial years then remaining in the term of this Agreement.

                  (ii) for three years after Arington's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to Arington and/or Arington's family at least equal to those which would have been provided to them if Arington's employment had not been terminated or, if more favorable to Arington, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if Arington becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility;

                  (iii) to the extent not theretofore paid or provided, the Company shall timely pay or provide to Arington any other amounts or benefits required to be paid or provided or which Arington is entitled to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits"); and

                  (iv) all unvested options to purchase shares of Common Stock of the Company then held by Arington shall vest immediately.

                  (b) Cause; other than for Good Reason. If Arington's employment shall be terminated for Cause, this Agreement shall terminate without further obligations to Arington other than the obligation to pay to Arington (x) his Base Salary through the Date of

Termination and (y) the amount of any compensation previously deferred by Arington in each case to the extent theretofore unpaid. If Arington voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to Arington, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In such case, all Accrued Obligations shall be paid to Arington in a lump sum in cash within 30 days of the Date of Termination.

         8. Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of Arington (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the United States Internal Revenue Code (the "Code") or any interest or penalties are incurred by Arington with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Arington shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by Arington of all taxes and any benefits that result from the deductibility by Arington of such taxes (including, in each case, any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Arington retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Ernst & Young or such other certified public accounting firm as may be designated by Arington (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and Arington within 15 business days of the receipt of notice from Arington that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, Arington shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to Arington within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and Arington. As a result of the uncertainty in the application of section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 8(c) and Arington thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Arington.

                  (c) Arington shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up

Payment. Such notification shall be given as soon as practicable but no later than ten business days after Arington is informed in writing of such claim and shall apprize the Company of the nature of such claim and the date on which such claim is requested to be paid. Arington shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Arington in writing prior to the expiration of such period that it desires to contest such claim, Arington shall:

                  (i) give the Company any information reasonably requested by the Company relating to such claim,

                  (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                  (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                  (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Arington harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Arington to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Arington agrees to prosecute such contest to a determination before any administrative tribunal, in courts, as the Company shall determine; provided, however, that if the Company directs Arington to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Arington, on an interest-free basis and shall indemnify and hold Arington harmless, on an after-tax basis from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Arington with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Arington shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by Arington of an amount advanced by the Company pursuant to Section 8(a) or 8(c), Arington becomes entitled to receive any refund with respect to such claim, Arington shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Arington of an amount advance by the Company pursuant to Section 8(c), a determination is made that Arington shall not be entitled to any refund with respect to such claim and the Company does not notify Arington in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         9. Confidentiality and Non-Competition.

                  (a) Arington will not at any time during the term of this Agreement or thereafter, except as authorized by the Company, divulge, furnish or make accessible to any person, firm, corporation or other entity, any confidential information or any other information that is otherwise not publicly available which he presently possesses or which he may obtain during the course of his employment with respect to the business, customers or affairs of the Company or any subsidiary or affiliate of the Company or trade secrets, developments, know-how, methods or other information or data pertaining to practices, equipment, developments or any confidential or secret aspect of the business of the Company or any subsidiary or affiliate of the Company, and agrees that all such matters and information shall be kept strictly and absolutely confidential. Arington, upon termination of his employment, irrespective of the time, manner or cause of termination, will surrender and deliver to the Company all lists, books, records and data of every kind relating to or in connection with the business of the Company or any subsidiary or affiliate of the Company, and all property belonging to the Company and any subsidiary or affiliate of the Company.

                  (b) In the event Arington terminates his employment without Good Reason, or in the event Arington's employment is terminated by the Company for Cause, for a period of one year thereafter, Arington shall not, directly or indirectly, engage in, contract with others to engage in, be employed by, consult with, or advise any business enterprise, line of work, consulting contract, joint venture or other arrangement which conducts a business or businesses substantially similar to the business currently or at that time conducted by the Company (including specifically the development, testing, manufacturing, selling, marketing or distributing of generic drug products, whether prescription or otherwise) within the United States of America. In addition, for such time period Arington shall not solicit employees of the Company for the purpose of inducing them to terminate their employment with the Company. Arington acknowledges that the geographic area covered hereby, and the period and nature of the agreed restrictions are reasonable and necessary for the protection of the business of the Company. Arington hereby represents that the prohibitions contained in this subparagraph 9(b) will not prevent him from earning a livelihood. All provisions of this paragraph concerning noncompetition are severable; and while it is the intention of the parties that all of said provisions shall be enforceable, if any one of the same shall be held to be unenforceable in whole or in part, the remainder shall continue to be in full force and effect.

                  (c) In the event that Arington's employment is terminated by him for Good Reason or by the Company without Cause, the provisions set forth in this paragraph 9(b) shall not apply.

                  (d) Arington hereby acknowledges that a breach of subsections
(a) or (b) above would cause immediate and irreparable harm to the Company for which money damages would not be an adequate remedy, and therefore hereby agrees that, without limiting any other remedies available to the Company, the Company shall be entitled to immediate equitable and/or injunctive relief restraining Arington from conduct in breach of subsections (a) and (b), and Arington hereby indemnifies the Company for all fees and costs, including reasonable attorneys fees, incurred in obtaining such equitable relief.

         10. Special Undertaking.

                  (a) Arington hereby assigns and agrees to assign to the Company, all inventions which he makes or conceives alone or jointly with others, during the period of Employment Period (including any periods of authorized leave of absence) which inventions relate to matter within the normal scope of Arington's duties or field of responsibility or depend upon his knowledge of trade secrets or other information of a confidential nature belonging to the Company or which relate to tasks assigned to Arington by the Company. Arington agrees to disclose promptly and fully all such inventions to the Company and to assist the Company to obtain patents thereon in any or all countries where protection is needed. All such inventions shall be the property of the Company whether patented or not. If any application for Letters Patent for any inventions, discoveries and improvements are filed by Arington during the period of one year after termination of Arington's employment with the Company, the subject matter covered therein shall be conclusively presumed to have been conceived during employment by the Company.

                  (b) Arington further agrees that any and all notes and records kept or made in connection with his employment or in relation to any such inventions, discoveries and improvements, whether made or conceived in the regular performance of employment or otherwise, shall be and are the sole and exclusive property of the Company; and Arington further agrees that upon leaving the employment of the Company, he will place all such notes and records in the Company's possession, and will not take with him, without the consent of the Company's Board of Directors, any notes and records relating to or connected with the business, work or investigations of the Company, its affiliates and subsidiaries, or any of them, including drawings, blueprints or other reproduction.

                  (c) Arington further agrees that any secret apparatus, secret equipment, secret formula, secret method or process of the Company, whether or not developed by Arington, will not be disclosed to any third party or used by Arington except in connection with his duties to the Company or unless Arington shall first secure the consent of the Company's Board of Directors, either during his employment or after his employment by the Company shall have terminated.

         11. Notice. Any notice required or permitted hereunder shall be given in writing and delivered to the other party by U.S. registered or certified mail; if to the Company at 5040 Duramed Drive, Cincinnati, Ohio 45213, if to Arington at the same address, or in each case at such other address provided in writing to the other party.

         12. Entire Agreement and Amendment. This Agreement embodies the entire agreement between the parties and supersedes all prior agreements, whether written or oral, relating to the subject matter herein. Any amendment hereto shall be in writing and executed by the duly authorized representatives of each party.

         13. Choice of Law. This Agreement shall be construed in accordance with the laws of the State of Ohio.

         14. Severability. If any portion of this Agreement shall be held unenforceable for any reason, the same shall not affect the validity or enforceability of the remaining provisions contained herein.

         15. Headings. The Section headings used in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WITNESSES:                                  DURAMED PHARMACEUTICALS, INC.
                                                    ("Company")


/S/ Karen M. Maze                           By: /S/ Peter R. Seaver
------------------------------------            -------------------------------
     Karen M. Maze                                  Peter R. Seaver
     11/30/00

/S/ Susan L. Falick                             /S/ E. Thomas Arington
------------------------------------            -------------------------------
     Susan L. Falick                                E. Thomas Arington
     11/1/00                                        ("Arington")

/S/ Margaret M. Rummler
------------------------------------
    Margaret M. Rummler
    11/1/00

                                  Attachment I

         The number of Option Shares purchasable upon the exercise of each Option and the Option Price shall be subject to adjustment as follows:

                  (a) In case the Company shall at any time (i) declare or pay a dividend in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), the number of Option Shares purchasable upon vesting and exercise of each Option held immediately prior thereto shall be adjusted so that the holder of each Option shall be entitled to receive the kind and number of Option Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Options been vested and exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) In case the Company shall issue rights, options or warrants to all holders of its outstanding Common Stock entitling them (for a period within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in paragraph (e) below), the number of Option Shares thereafter purchasable upon the exercise of each Option shall be determined by multiplying the number of Option Shares theretofore purchasable upon exercise of each Option by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the current market price per share of Common Stock at such record date. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                  (c) In case the Company shall distribute to all holders of its shares of Common Stock evidences of its indebtedness or assets (including cash dividends or distributions in excess of 25% of consolidated earnings or earned surplus legally available for payment of dividends at the time of the declaration of any such dividend or distribution payable out of consolidated earnings or earned surplus, but excluding dividends or distributions referred to in paragraph (a) above or in the paragraph immediately following this paragraph) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Option Shares thereafter purchasable upon the exercise of each Option shall be determined by multiplying the number of Option Shares theretofore purchasable upon the exercise of each Option by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (e) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

                  In the event of a distribution by the Company to all holders of its shares of Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the number of Option Shares purchasable upon the exercise of each Option, the holder of each Option, upon the exercise thereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such holder would have been entitled if such Holder had exercised such Option immediately prior thereto, all subject to further adjustment as provided in this Attachment I; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of an Option or upon the exercise of an Option other than an adjustment which would be required pursuant to this Attachment I;

                  (d) For the purpose of any computation under paragraphs (b) and (c) of this Attachment I, the current market price per share of Common Stock at any date shall be the average of the daily closing prices for 20 consecutive trading days commencing 30 trading days before the date of such computation. The closing price for each day shall be the last such reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange or in the NASDAQ-National Market System to which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

                  (e) No adjustment in the number of Option Shares purchasable hereunder shall be required unless such adjustment would result in an increase or decrease of at least one percent (1%) of the Option Price; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                  (f) Whenever the number of Option Shares purchasable upon the exercise of each Option is adjusted pursuant to paragraphs (a), (b) or
         (c) above the Option Price payable upon exercise of each Option shall be adjusted by multiplying such Option Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Option Shares purchasable upon the exercise of each Option immediately prior to such adjustment, and of which the denominator shall be the number of Option shares purchasable immediately thereafter.

                  (g) No adjustment in the number of Option Shares purchasable upon the exercise of each Option need be made under paragraphs (b) or
         (c) if the Company issues or distributes to each holder of Options the shares, rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which each holder of Options would have been entitled to receive had the Options been exercised prior to the happening of such event or the record date with respect thereto. No adjustment in the number of Options Shares purchasable upon the exercise of each Option need be made for sales or issuances of Common Stock pursuant to (i) a Company plan for reinvestment of dividends or interest, or (ii) options or warrants or agreements to issue options or warrants outstanding on the date hereof.

                  (h) For the purpose of this Attachment I, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holders shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Option and the Option Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Option Shares contained in paragraphs (a) through (h), inclusive, above.

                  (i) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Option Price and the number of shares of Common Stock purchasable upon the exercise of each Option shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised; provided, further, that no such readjustment shall have the effect of increasing the Option Price or decreasing the number of shares of Common Stock purchasable upon the exercise of each Option by an amount in excess of the amount of the adjustment initially made in respect to the Issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

                                                              EXHIBIT 10.11 (IX)

CHANGE IN CONTROL CONTINGENT EMPLOYMENT AGREEMENT

         THIS AGREEMENT, made as of the 8th day of September 2000, by and between Duramed Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and JEFFREY T. ARINGTON of the Company (the "Employee"),

                              W I T N E S S E T H:

         WHEREAS, sudden takeovers, acquisitions or changes of control of domestic corporations have occurred frequently in recent years, and current conditions may contribute to the continuation or acceleration of this trend; and

         WHEREAS, the possibility of a sudden takeover, acquisition or change in control can create uncertainty of employment and may cause the loss of valuable Company employees, to the detriment of the Company and its shareholders; and

         WHEREAS, it is believed that the detriment described can be substantially reduced by an agreement on the terms hereinafter set forth;

         NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, IT IS AGREED:

         (1) Continued Employment. If a Change in Control (as defined hereafter) occurs when the Employee is employed by the Company, the Company will, at the election of the Employee, continue thereafter to employ the Employee, in accordance with the terms and provisions of this Agreement, for a period of three (3) years following the date of the Change in Control (the "Employment Period").

         As used herein, the phrase "Change in Control" of the Company means the first to occur of the following:

                  (a) The acquisition of more than thirty percent (30%) of the outstanding shares of voting stock of the Company by any person or entity or group thereof acting in concert, excluding affiliates of the Company, by means of an offer made publicly to the holders of all or substantially all of the outstanding shares of the voting stock of the Company to acquire such shares for cash, securities, other property or any combination thereof; or

                  (b) Any person or entity achieves, subsequent to the date of this Agreement, beneficial ownership of thirty percent (30%) or more of the then issued and outstanding voting common stock of the Company in any manner other than a purchase of such stock directly from the Company for cash; or

                  (c) The sale, assignment or transfer by the Company of all or substantially all of its business or assets, in a transaction or related series of transactions, except any such sales to affiliates of the Company; or

                  (d) The Company merges or consolidates or reorganizes with or into any other corporation or corporations other than its affiliates or engages in any other similar business combination or reorganization; or

                  (e) A majority of the Board of Directors of the Company does not consist of persons who were serving in the capacity on the date of this Agreement, or who were appointed or nominated to serve as a Director by such persons or by persons who were themselves so appointed or nominated.

         (2) Duties. Unless otherwise agreed by the Company and Employee, during the Employment Period the Employee shall be employed by the Company in the same position as that which the Employee held on the date of the Change in Control of the Company. In such employment, the Employee's duties and authority shall consist of and include all duties and authority customarily performed and held by a person holding an equivalent position with a corporation of similar nature and size, as such duties and authority related to such position are reasonably defined and delegated from time to time by the Board of Directors of the Company. However, no change of the Employee's location of employment to outside the Cincinnati, Ohio area, or in the Employee's title, shall be made without the prior written consent of the Employee. The Employee shall have the powers necessary to perform the duties assigned and shall be provided such supporting services, staff, secretarial and other assistance, office space and accouterments as shall be reasonably necessary and appropriate in light of the duties assigned

(but in no event, in any case, smaller in size or lesser in quality than that being furnished to the Employee on the date of the Change in Control of the Company).

         The Employee shall devote his entire business time, energy and skills to such employment while so employed, but the Employee shall not be required to devote more than an average of approximately 45 hours per calendar week to such employment. The Employee shall be entitled to a minimum of paid vacation annually equal to that which he or she was entitled immediately prior to the Change in Control. The Employee shall have the sole discretion to determine the time and intervals of such vacation.

         (3) Compensation. During the Employment Period, the Employee shall be compensated as follows:

                  (a) The Employee shall receive a salary equal to his or her salary as in effect as of the date of the Change in Control of the Company ("Base Salary"), subject to adjustment as hereinafter provided.

                  (b) The Employee shall be reimbursed for any and all monies advanced in connection with his or her employment for reasonable and necessary expenses incurred on behalf of the Company.

                  (c) The Employee shall be included to the extent eligible thereunder in any and all plans providing benefits for the Company's employees, including, but no limited to, life, accidental death and dismemberment, long term disability, hospitalization, medical and retirement, and be provided any and all other benefits and perquisites (including use of an automobile) made available to other employees of comparable status, at the expense of the Company on a comparable basis.

                  (d) The Employee shall be included in all incentive stock option programs, profit sharing, bonus, deferred compensation, split dollar life insurance, and similar or comparable plans customarily extended by the Company to corporate officers and key employees of the Company.

         (4) Annual Compensation Adjustments. The Board of Directors of the Company or an appropriate committee thereof will consider and appraise the contributions of the Employee to the Company's operating efficiency, growth, production and profits, at least annually during the Employment Period, and in accordance with past practice, the Employee's Base Salary shall be annually adjusted upward to be commensurate with increases given to other corporate officers and key employees generally and as the scope and success of the Company's operations or the Employee's duties expand.

         5. Indemnification. To the extent permitted by law, the Company shall pay, indemnify and hold the Employee harmless from any liability, cost or expense (including, without limitation, reasonable attorney's fees) incurred by the Employee in the defense of any claim, proceeding or action arising out of his performance of services for the Company, or out of his or her status as an officer or director of the Company or while serving at the request of the Company as an officer, director, partner or employee of any other entity. Notwithstanding the foregoing, the Company shall not indemnify the Employee against any act or omission by the Employee constituting fraud, willful misconduct or gross negligence.

         6. Termination. The following provisions of this Section 6 shall apply only during the Employment Period:

                  (a) Involuntary. In the event of the death of the Employee or his permanent disability to perform the services required hereunder, the obligations of the Company under Sections 1, 3 and 4 of this Agreement shall be terminated. For purposes of this Agreement, the term "disability" shall be defined as a physical or mental disability or disease which in the opinion of an independent qualified physician appointed by the Company prevents the Employee from discharging the customary normal duties of his employment with the Company. In the event of the Employee's death or disability during the Employment Period, the Employee or his or her estate shall be entitled to receive deferred compensation at a monthly rate equal to fifty percent (50%) of the average monthly Base Salary paid to him or her during the twelve (12) month period prior to death or disability. Such amount shall be paid in monthly installments over the remaining term of the Employment Period. In the event of disability, the amount payable hereunder shall be reduced by the amount of disability income insurance proceeds paid to the Employee during the remaining term of the Employment Period.

                  (b) Cause. The Company may terminate the Employee's employment for Cause. For purposes of this Agreement, "Cause"shall mean:

                           (i) the willful and continued failure of the Employee
to perform substantially his or her duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Employee by the Employee's supervisor or the Chief Executive Officer of the Company which specifically identifies the manner in which the Employee's supervisor or the Chief Executive Officer believes that the Employee has not substantially performed his duties, or

                           (ii) the willful engaging by the Employee in illegal
conduct or gross misconduct which is materially and demonstrably injurious to the Company. For purposes of this provision, no act or failure to act, on the part of the Employee, shall be considered "willful"unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that his or her action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company.

                  (c) Good Reason. The Employee's employment may be terminated by the Employee for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                           (i) the assignment to the Employee of any duties
inconsistent with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 1 of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities;

                           (ii) any failure by the Company to comply with any of
the provision of Section 3 of this Agreement;

                           (iii) the Company's requiring the Employee to be
based at any office or location other than within twenty-five miles of Cincinnati, Ohio or the Company's requiring the Employee to travel on Company business to a substantially greater extent than required immediately prior to the date of this Agreement; or

                           (iv) any purported termination by the Company of the
Employee's employment otherwise than as expressly permitted by this Agreement;
or

                           (v) the continued failure of the Company to perform
substantially its obligations under this Agreement after a written demand for substantial performance is delivered by the Employee to the Company's Chief Executive Officer which specifically identifies the manner in which the Employee believes the Company has not substantially carried out its obligations.

                  Notwithstanding the above, "Good Reason" shall exclude an isolated, insubstantial and inadvertent action or failure to act not taken or occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee.

                  For purposes of this Section 6(c), any good faith determination of "Good Reason" by the Employee shall be conclusive.

                  Anything in this Agreement to the contrary notwithstanding, a termination by the Employee for any reason during the six-month period immediately following a Change in Control shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

                  (d) Notice of Termination. Any termination by the Company for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 16 of this Agreement. For purposes of this Agreement, a Notice of Termination means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause, respectively, shall not preclude the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" means (i) if the Employee's employment is terminated by the Company for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; (ii) if the Employee's employment is terminated by the Company other than for Cause, the

Date of Termination shall be the date on which the Company notifies him or her of such termination; and (iii) if the Employee's employment is terminated by reason of death or disability, the Date of Termination shall be the date of death of the Employee or the disability, as the case may be.

         7. Obligations of the Company upon Termination. The following provisions of this Section 7 shall apply only in the event of termination during the Employment Period:

                  (a) Good Reason; Other Than for Cause. If the Company shall terminate the Employee's employment during the Employment Period other than for Cause or death or disability or the Employee shall terminate employment for Good
Reason:

                  (i) the Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                           A. the sum of (1) the Employee's then annual Base
Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) annual bonus paid or payable under the Company's bonus plans, including any bonus or portion thereof which has been earned but deferred (and annualized for any fiscal year consisting of less than twelve full months), for the most recently completed fiscal year (the "Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365 and (3) any compensation previously deferred by the Employee (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2), and (3) shall be hereinafter referred to as the "Accrued Obligations"); and

                           B. an amount equal to two times the sum of the Base
Salary and the Annual Bonus paid to the Employee during the most recently completed fiscal year.

                  (ii) for 2 years after the Employee's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Employee and/or the Employee's family at least equal to those which would have been provided to them if the Employee's employment had not been terminated or, if more favorable to the Employee, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Employee becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility;

                  (iii) to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is entitled to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits"); and

                  (iv) all unvested options to purchase shares of Common Stock of the Company then held by the Employee shall vest immediately.

                  (b) Cause; other than for Good Reason. If the Employee's employment shall be terminated during the Employment Period for Cause, this Agreement shall terminate without further obligations to the Employee other than the obligation to pay to the Employee (x) his Base Salary through the Date of Termination and (y) the amount of any compensation previously deferred by the Employee in each case to the extent theretofore unpaid. If the Employee voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to The Employee, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In such case, all Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination.

         8. Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the United States Internal Revenue Code (the "Code") or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes and any benefits that result from the deductibility by the Employee of such taxes (including, in each case, any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Ernst & Young or such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any

Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Employee within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 8(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment, along with any penalty and interest imposed with respect to such Underpayment, shall be promptly paid by the Company to or for the benefit of the Employee.

                  (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Employee is informed in writing of such claim and shall apprize the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (i) give the Company any information reasonably
requested by the Company relating to such claim,

                           (ii) take such action in connection with contesting
such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in
order effectively to contest such claim, and

                           (iv) permit the Company to participate in any
proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(a) or 8(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advance by the Company pursuant to Section 8(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the

Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         9. Confidentiality.

                  The Employee will not at any time during the term of this Agreement or thereafter, except as authorized by the Company, divulge, furnish or make accessible to any person, firm, corporation or other entity, any confidential information or any other information that is otherwise not publicly available which he or she presently possesses or which he or she may obtain during the course of his or her employment with respect to the business, customers or affairs of the Company or any subsidiary or affiliate of the Company or trade secrets, developments, know-how, methods or other information or data pertaining to practices, equipment, developments or any confidential or secret aspect of the business of the Company or any subsidiary or affiliate of the Company, and agrees that all such matters and information shall be kept strictly and absolutely confidential. The Employee, upon termination of his or her employment, irrespective of the time, manner or cause of termination, will surrender and deliver to the Company all lists, books, records and data of every kind relating to or in connection with the business of the Company or any subsidiary or affiliate of the Company, and all property belonging to the Company and any subsidiary or affiliate of the Company.

         10. Special Undertaking.

                  (a) The Employee hereby assigns and agrees to assign to the Company, all inventions which he or she makes or conceives alone or jointly with others, while employed by the Company, which inventions relate to matter within the normal scope of the Employee's duties or field of responsibility or depend upon his or her knowledge of trade secrets or other information of a confidential nature belonging to the Company or which relate to tasks assigned to the Employee by the Company. The Employee agrees to disclose promptly and fully all such inventions to the Company and to assist the Company to obtain patents thereon in any or all countries where protection is needed. All such inventions shall be the property of the Company whether patented or not. If any application for Letters Patent for any inventions, discoveries and improvements are filed by the Employee during the period of one year after termination of the Employee's employment with the Company, the subject matter covered therein shall be conclusively presumed to have been conceived during employment by the Company.

                  (b) The Employee further agrees that any and all notes and records kept or made in connection with his or her employment or in relation to any such inventions, discoveries and improvements, whether made or conceived in the regular performance of employment or otherwise, shall be and are the sole and exclusive property of the Company; and the Employee further agrees that upon leaving the employment of the Company, he or she will place all such notes and records in the Company's possession, and will not take with him, without the consent of the Company's Board of Directors, any notes and records relating to or connected with the business, work or investigations of the Company, its affiliates and subsidiaries, or any of them, including drawings, blueprints or other reproduction.

                  (c) The Employee further agrees that any secret apparatus, secret equipment, secret formula, secret method or process of the Company, whether or not developed by the Employee, will not be disclosed to any third party or used by the Employee except in connection with his duties to the Company or unless the Employee shall first secure the consent of the Company's Board of Directors, either during his or her employment or after his or her employment by the Company shall have terminated.

         11. Enforceability. The parties agrees that nothing in this Agreement shall in any way abrogate the right of the Company and the Employee to enforce by injunction or otherwise the due and proper performance and observance of the several covenants herein contained to be performed by the Employee or the Company or to recover damages for breach thereof.

         12. Successors and Assigns. If the Company sells, assigns or transfers all or substantially all of its business and assets to any person, excluding affiliates of the Company, or if the Company merges into or consolidates or otherwise combines with any person which is a continuing or successor entity, then the Company shall assign all of its right, title and interest in this Agreement as of the date of such event to the person which is either the acquiring or successor corporation, and such person(s) shall assume and perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Agreement upon the Company. In case of such assignment by the Company and of assumption and agreement by such person(s), all further rights as well as all other obligations of the Company under this Agreement thenceforth shall cease and terminate and thereafter the expression "the Company" wherever used herein shall be deemed to mean such person(s).

         13. Supplemental Compensation. This Agreement supplements, and is not an amendment to or in derogation of, any other agreement between the Company and the Employee relating to the employment or the terms and conditions thereof except that it replaces any existing "Contingent Change in Control Employment Agreement" between the Employee and the Company. No person, other than such person as may be designated by the Board of Directors of the Company, shall have any authority on behalf of the Company to agree to modify or change this Agreement.

         14. Severability. This Agreement is to be governed by and construed under the laws of the State of Ohio. If any provision of this Agreement shall be held invalid and unenforceable for any reason, such provision shall be deemed deleted and the remainder of the Agreement shall be valid and enforceable without such provision.

         15. Termination of Agreement. The Company has the right to terminate the employment of the Employee except during the Employment Period or in contemplation of a Change in Control of the Company, and the Employee may elect at his or her discretion to terminate his or her employment, at any time prior to a Change in Control of the Company, in either of which events this Agreement shall terminate.

         16. Notice. Any notice required or permitted hereunder shall be given in writing and delivered to the other party by U. S. registered or certified mail; if to the Company at 5040 Duramed Drive, Cincinnati, Ohio 45213, if to the Executive at the same address, or in each case at such other address provided in writing to the other party.

         17. Headings. The Section headings used in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal affixed and attested by its duly authorized officers, and the Employee has hereunto set his hand and seal as of the date first above written.

                                           DURAMED PHARMACEUTICALS, INC.



                                           By /s/ Jeffrey T. Arington
                                             -----------------------------------
(Corporate Seal)                               Jeffrey T. Arington, Employee

                                                              EXHIBIT 10.11 (IX)

CHANGE IN CONTROL CONTINGENT EMPLOYMENT AGREEMENT

         THIS AGREEMENT, made as of the 8th day of September 2000, by and between Duramed Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and LAWRENCE A. GLASSMANN of the Company (the "Employee"),

                              W I T N E S S E T H:

         WHEREAS, sudden takeovers, acquisitions or changes of control of domestic corporations have occurred frequently in recent years, and current conditions may contribute to the continuation or acceleration of this trend; and

         WHEREAS, the possibility of a sudden takeover, acquisition or change in control can create uncertainty of employment and may cause the loss of valuable Company employees, to the detriment of the Company and its shareholders; and

         WHEREAS, it is believed that the detriment described can be substantially reduced by an agreement on the terms hereinafter set forth;

         NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, IT IS AGREED:

         (1) Continued Employment. If a Change in Control (as defined hereafter) occurs when the Employee is employed by the Company, the Company will, at the election of the Employee, continue thereafter to employ the Employee, in accordance with the terms and provisions of this Agreement, for a period of three (3) years following the date of the Change in Control (the "Employment Period").

         As used herein, the phrase "Change in Control" of the Company means the first to occur of the following:

                  (a) The acquisition of more than thirty percent (30%) of the outstanding shares of voting stock of the Company by any person or entity or group thereof acting in concert, excluding affiliates of the Company, by means of an offer made publicly to the holders of all or substantially all of the outstanding shares of the voting stock of the Company to acquire such shares for cash, securities, other property or any combination thereof; or

                  (b) Any person or entity achieves, subsequent to the date of this Agreement, beneficial ownership of thirty percent (30%) or more of the then issued and outstanding voting common stock of the Company in any manner other than a purchase of such stock directly from the Company for cash; or

                  (c) The sale, assignment or transfer by the Company of all or substantially all of its business or assets, in a transaction or related series of transactions, except any such sales to affiliates of the Company; or

                  (d) The Company merges or consolidates or reorganizes with or into any other corporation or corporations other than its affiliates or engages in any other similar business combination or reorganization; or

                  (e) A majority of the Board of Directors of the Company does not consist of persons who were serving in the capacity on the date of this Agreement, or who were appointed or nominated to serve as a Director by such persons or by persons who were themselves so appointed or nominated.

         (2) Duties. Unless otherwise agreed by the Company and Employee, during the Employment Period the Employee shall be employed by the Company in the same position as that which the Employee held on the date of the Change in Control of the Company. In such employment, the Employee's duties and authority shall consist of and include all duties and authority customarily performed and held by a person holding an equivalent position with a corporation of similar nature and size, as such duties and authority related to such position are reasonably defined and delegated from time to time by the Board of Directors of the Company. However, no change of the Employee's location of employment to outside the Cincinnati, Ohio area, or in the Employee's title, shall be made without the prior written consent of the Employee. The Employee shall have the powers necessary to perform the duties assigned and shall be provided such supporting services, staff, secretarial and other assistance, office space and accouterments as shall be reasonably necessary and appropriate in light of the duties assigned

(but in no event, in any case, smaller in size or lesser in quality than that being furnished to the Employee on the date of the Change in Control of the Company).

         The Employee shall devote his entire business time, energy and skills to such employment while so employed, but the Employee shall not be required to devote more than an average of approximately 45 hours per calendar week to such employment. The Employee shall be entitled to a minimum of paid vacation annually equal to that which he or she was entitled immediately prior to the Change in Control. The Employee shall have the sole discretion to determine the time and intervals of such vacation.

         (3) Compensation. During the Employment Period, the Employee shall be compensated as follows:

                  (a) The Employee shall receive a salary equal to his or her salary as in effect as of the date of the Change in Control of the Company ("Base Salary"), subject to adjustment as hereinafter provided.

                  (b) The Employee shall be reimbursed for any and all monies advanced in connection with his or her employment for reasonable and necessary expenses incurred on behalf of the Company.

                  (c) The Employee shall be included to the extent eligible thereunder in any and all plans providing benefits for the Company's employees, including, but no limited to, life, accidental death and dismemberment, long term disability, hospitalization, medical and retirement, and be provided any and all other benefits and perquisites (including use of an automobile) made available to other employees of comparable status, at the expense of the Company on a comparable basis.

                  (d) The Employee shall be included in all incentive stock option programs, profit sharing, bonus, deferred compensation, split dollar life insurance, and similar or comparable plans customarily extended by the Company to corporate officers and key employees of the Company.

         (4) Annual Compensation Adjustments. The Board of Directors of the Company or an appropriate committee thereof will consider and appraise the contributions of the Employee to the Company's operating efficiency, growth, production and profits, at least annually during the Employment Period, and in accordance with past practice, the Employee's Base Salary shall be annually adjusted upward to be commensurate with increases given to other corporate officers and key employees generally and as the scope and success of the Company's operations or the Employee's duties expand.

         5. Indemnification. To the extent permitted by law, the Company shall pay, indemnify and hold the Employee harmless from any liability, cost or expense (including, without limitation, reasonable attorney's fees) incurred by the Employee in the defense of any claim, proceeding or action arising out of his performance of services for the Company, or out of his or her status as an officer or director of the Company or while serving at the request of the Company as an officer, director, partner or employee of any other entity. Notwithstanding the foregoing, the Company shall not indemnify the Employee against any act or omission by the Employee constituting fraud, willful misconduct or gross negligence.

         6. Termination. The following provisions of this Section 6 shall apply only during the Employment Period:

                  (a) Involuntary. In the event of the death of the Employee or his permanent disability to perform the services required hereunder, the obligations of the Company under Sections 1, 3 and 4 of this Agreement shall be terminated. For purposes of this Agreement, the term "disability" shall be defined as a physical or mental disability or disease which in the opinion of an independent qualified physician appointed by the Company prevents the Employee from discharging the customary normal duties of his employment with the Company. In the event of the Employee's death or disability during the Employment Period, the Employee or his or her estate shall be entitled to receive deferred compensation at a monthly rate equal to fifty percent (50%) of the average monthly Base Salary paid to him or her during the twelve (12) month period prior to death or disability. Such amount shall be paid in monthly installments over the remaining term of the Employment Period. In the event of disability, the amount payable hereunder shall be reduced by the amount of disability income insurance proceeds paid to the Employee during the remaining term of the Employment Period.

                  (b) Cause. The Company may terminate the Employee's employment for Cause. For purposes of this Agreement, "Cause"shall mean:

                           (i) the willful and continued failure of the Employee
to perform substantially his or her duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Employee by the Employee's supervisor or the Chief Executive Officer of the Company which specifically identifies the manner in which the Employee's supervisor or the Chief Executive Officer believes that the Employee has not substantially performed his duties, or

                           (ii) the willful engaging by the Employee in illegal
conduct or gross misconduct which is materially and demonstrably injurious to the Company. For purposes of this provision, no act or failure to act, on the part of the Employee, shall be considered "willful"unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that his or her action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company.

                  (c) Good Reason. The Employee's employment may be terminated by the Employee for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                           (i) the assignment to the Employee of any duties
inconsistent with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 1 of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities;

                           (ii) any failure by the Company to comply with any of
the provision of Section 3 of this Agreement;

                           (iii) the Company's requiring the Employee to be
based at any office or location other than within twenty-five miles of Cincinnati, Ohio or the Company's requiring the Employee to travel on Company business to a substantially greater extent than required immediately prior to the date of this Agreement; or

                           (iv) any purported termination by the Company of the
Employee's employment otherwise than as expressly permitted by this Agreement;
or

                           (v) the continued failure of the Company to perform
substantially its obligations under this Agreement after a written demand for substantial performance is delivered by the Employee to the Company's Chief Executive Officer which specifically identifies the manner in which the Employee believes the Company has not substantially carried out its obligations.

                  Notwithstanding the above, "Good Reason" shall exclude an isolated, insubstantial and inadvertent action or failure to act not taken or occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee.

                  For purposes of this Section 6(c), any good faith determination of "Good Reason" by the Employee shall be conclusive.

                  Anything in this Agreement to the contrary notwithstanding, a termination by the Employee for any reason during the six-month period immediately following a Change in Control shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

                  (d) Notice of Termination. Any termination by the Company for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 16 of this Agreement. For purposes of this Agreement, a Notice of Termination means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause, respectively, shall not preclude the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" means (i) if the Employee's employment is terminated by the Company for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; (ii) if the Employee's employment is terminated by the Company other than for Cause, the

Date of Termination shall be the date on which the Company notifies him or her of such termination; and (iii) if the Employee's employment is terminated by reason of death or disability, the Date of Termination shall be the date of death of the Employee or the disability, as the case may be.

         7. Obligations of the Company upon Termination. The following provisions of this Section 7 shall apply only in the event of termination during the Employment Period:

                  (a) Good Reason; Other Than for Cause. If the Company shall terminate the Employee's employment during the Employment Period other than for Cause or death or disability or the Employee shall terminate employment for Good
Reason:

                  (i) the Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                           A. the sum of (1) the Employee's then annual Base
Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) annual bonus paid or payable under the Company's bonus plans, including any bonus or portion thereof which has been earned but deferred (and annualized for any fiscal year consisting of less than twelve full months), for the most recently completed fiscal year (the "Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365 and (3) any compensation previously deferred by the Employee (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2), and (3) shall be hereinafter referred to as the "Accrued Obligations"); and

                           B. an amount equal to two times the sum of the Base
Salary and the Annual Bonus paid to the Employee during the most recently completed fiscal year.

                  (ii) for 2 years after the Employee's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Employee and/or the Employee's family at least equal to those which would have been provided to them if the Employee's employment had not been terminated or, if more favorable to the Employee, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Employee becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility;

                  (iii) to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is entitled to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits"); and

                  (iv) all unvested options to purchase shares of Common Stock of the Company then held by the Employee shall vest immediately.

                  (b) Cause; other than for Good Reason. If the Employee's employment shall be terminated during the Employment Period for Cause, this Agreement shall terminate without further obligations to the Employee other than the obligation to pay to the Employee (x) his Base Salary through the Date of Termination and (y) the amount of any compensation previously deferred by the Employee in each case to the extent theretofore unpaid. If the Employee voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to The Employee, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In such case, all Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination.

         8. Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the United States Internal Revenue Code (the "Code") or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes and any benefits that result from the deductibility by the Employee of such taxes (including, in each case, any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Ernst & Young or such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any

Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Employee within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 8(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment, along with any penalty and interest imposed with respect to such Underpayment, shall be promptly paid by the Company to or for the benefit of the Employee.

                  (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Employee is informed in writing of such claim and shall apprize the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (i) give the Company any information reasonably
requested by the Company relating to such claim,

                           (ii) take such action in connection with contesting
such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in
order effectively to contest such claim, and

                           (iv) permit the Company to participate in any
proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(a) or 8(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advance by the Company pursuant to Section 8(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the

Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         9.  Confidentiality.

                  The Employee will not at any time during the term of this Agreement or thereafter, except as authorized by the Company, divulge, furnish or make accessible to any person, firm, corporation or other entity, any confidential information or any other information that is otherwise not publicly available which he or she presently possesses or which he or she may obtain during the course of his or her employment with respect to the business, customers or affairs of the Company or any subsidiary or affiliate of the Company or trade secrets, developments, know-how, methods or other information or data pertaining to practices, equipment, developments or any confidential or secret aspect of the business of the Company or any subsidiary or affiliate of the Company, and agrees that all such matters and information shall be kept strictly and absolutely confidential. The Employee, upon termination of his or her employment, irrespective of the time, manner or cause of termination, will surrender and deliver to the Company all lists, books, records and data of every kind relating to or in connection with the business of the Company or any subsidiary or affiliate of the Company, and all property belonging to the Company and any subsidiary or affiliate of the Company.

         10. Special Undertaking.

                  (a) The Employee hereby assigns and agrees to assign to the Company, all inventions which he or she makes or conceives alone or jointly with others, while employed by the Company, which inventions relate to matter within the normal scope of the Employee's duties or field of responsibility or depend upon his or her knowledge of trade secrets or other information of a confidential nature belonging to the Company or which relate to tasks assigned to the Employee by the Company. The Employee agrees to disclose promptly and fully all such inventions to the Company and to assist the Company to obtain patents thereon in any or all countries where protection is needed. All such inventions shall be the property of the Company whether patented or not. If any application for Letters Patent for any inventions, discoveries and improvements are filed by the Employee during the period of one year after termination of the Employee's employment with the Company, the subject matter covered therein shall be conclusively presumed to have been conceived during employment by the Company.

                  (b) The Employee further agrees that any and all notes and records kept or made in connection with his or her employment or in relation to any such inventions, discoveries and improvements, whether made or conceived in the regular performance of employment or otherwise, shall be and are the sole and exclusive property of the Company; and the Employee further agrees that upon leaving the employment of the Company, he or she will place all such notes and records in the Company's possession, and will not take with him, without the consent of the Company's Board of Directors, any notes and records relating to or connected with the business, work or investigations of the Company, its affiliates and subsidiaries, or any of them, including drawings, blueprints or other reproduction.

                  (c) The Employee further agrees that any secret apparatus, secret equipment, secret formula, secret method or process of the Company, whether or not developed by the Employee, will not be disclosed to any third party or used by the Employee except in connection with his duties to the Company or unless the Employee shall first secure the consent of the Company's Board of Directors, either during his or her employment or after his or her employment by the Company shall have terminated.

         11. Enforceability. The parties agrees that nothing in this Agreement shall in any way abrogate the right of the Company and the Employee to enforce by injunction or otherwise the due and proper performance and observance of the several covenants herein contained to be performed by the Employee or the Company or to recover damages for breach thereof.

         12. Successors and Assigns. If the Company sells, assigns or transfers all or substantially all of its business and assets to any person, excluding affiliates of the Company, or if the Company merges into or consolidates or otherwise combines with any person which is a continuing or successor entity, then the Company shall assign all of its right, title and interest in this Agreement as of the date of such event to the person which is either the acquiring or successor corporation, and such person(s) shall assume and perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Agreement upon the Company. In case of such assignment by the Company and of assumption and agreement by such person(s), all further rights as well as all other obligations of the Company under this Agreement thenceforth shall cease and terminate and thereafter the expression "the Company" wherever used herein shall be deemed to mean such person(s).

         13. Supplemental Compensation. This Agreement supplements, and is not an amendment to or in derogation of, any other agreement between the Company and the Employee relating to the employment or the terms and conditions thereof except that it replaces any existing "Contingent Change in Control Employment Agreement" between the Employee and the Company. No person, other than such person as may be designated by the Board of Directors of the Company, shall have any authority on behalf of the Company to agree to modify or change this Agreement.

         14. Severability. This Agreement is to be governed by and construed under the laws of the State of Ohio. If any provision of this Agreement shall be held invalid and unenforceable for any reason, such provision shall be deemed deleted and the remainder of the Agreement shall be valid and enforceable without such provision.

         15. Termination of Agreement. The Company has the right to terminate the employment of the Employee except during the Employment Period or in contemplation of a Change in Control of the Company, and the Employee may elect at his or her discretion to terminate his or her employment, at any time prior to a Change in Control of the Company, in either of which events this Agreement shall terminate.

         16. Notice. Any notice required or permitted hereunder shall be given in writing and delivered to the other party by U. S. registered or certified mail; if to the Company at 5040 Duramed Drive, Cincinnati, Ohio 45213, if to the Executive at the same address, or in each case at such other address provided in writing to the other party.

         17. Headings. The Section headings used in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal affixed and attested by its duly authorized officers, and the Employee has hereunto set his hand and seal as of the date first above written.

                                          DURAMED PHARMACEUTICALS, INC.



                                          By /s/ Lawrence A. Glassmann
                                            ------------------------------------
(Corporate Seal)                            Lawrence A. Glassmann, Employee

                                                              EXHIBIT 10.11 (IX)


               CHANGE IN CONTROL CONTINGENT EMPLOYMENT AGREEMENT

         THIS AGREEMENT, made as of the 8th day of September 2000, by and between Duramed Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and TIMOTHY J. HOLT of the Company (the "Employee"),

                              W I T N E S S E T H:

         WHEREAS, sudden takeovers, acquisitions or changes of control of domestic corporations have occurred frequently in recent years, and current conditions may contribute to the continuation or acceleration of this trend; and

         WHEREAS, the possibility of a sudden takeover, acquisition or change in control can create uncertainty of employment and may cause the loss of valuable Company employees, to the detriment of the Company and its shareholders; and

         WHEREAS, it is believed that the detriment described can be substantially reduced by an agreement on the terms hereinafter set forth;


         NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, IT IS AGREED:

         (1) Continued Employment. If a Change in Control (as defined hereafter) occurs when the Employee is employed by the Company, the Company will, at the election of the Employee, continue thereafter to employ the Employee, in accordance with the terms and provisions of this Agreement, for a period of three (3) years following the date of the Change in Control (the "Employment Period").

         As used herein, the phrase "Change in Control" of the Company means the first to occur of the following:

                  (a) The acquisition of more than thirty percent (30%) of the outstanding shares of voting stock of the Company by any person or entity or group thereof acting in concert, excluding affiliates of the Company, by means of an offer made publicly to the holders of all or substantially all of the outstanding shares of the voting stock of the Company to acquire such shares for cash, securities, other property or any combination thereof; or

                  (b) Any person or entity achieves, subsequent to the date of this Agreement, beneficial ownership of thirty percent (30%) or more of the then issued and outstanding voting common stock of the Company in any manner other than a purchase of such stock directly from the Company for cash; or

                  (c) The sale, assignment or transfer by the Company of all or substantially all of its business or assets, in a transaction or related series of transactions, except any such sales to affiliates of the Company; or

                  (d) The Company merges or consolidates or reorganizes with or into any other corporation or corporations other than its affiliates or engages in any other similar business combination or reorganization; or

                  (e) A majority of the Board of Directors of the Company does not consist of persons who were serving in the capacity on the date of this Agreement, or who were appointed or nominated to serve as a Director by such persons or by persons who were themselves so appointed or nominated.

         (2) Duties. Unless otherwise agreed by the Company and Employee, during the Employment Period the Employee shall be employed by the Company in the same position as that which the Employee held on the date of the Change in Control of the Company. In such employment, the Employee's duties and authority shall consist of and include all duties and authority customarily performed and held by a person holding an equivalent position with a corporation of similar nature and size, as such duties and authority related to such position are reasonably defined and delegated from time to time by the Board of Directors of the Company. However, no change of the Employee's location of employment to outside the Cincinnati, Ohio area, or in the Employee's title, shall be made without the prior written consent of the Employee. The Employee shall have the powers necessary to perform the duties assigned and shall be provided such supporting services, staff, secretarial and other assistance, office space and accouterments as shall be reasonably necessary and appropriate in light of the duties assigned (but in no event, in any case, smaller in size or lesser in quality than that being furnished to the Employee on the date of the Change in Control of the Company).

         The Employee shall devote his entire business time, energy and skills to such employment while so employed, but the Employee shall not be required to devote more than an average of approximately 45 hours per calendar week to such employment. The Employee shall be entitled to a minimum of paid vacation annually equal to that which he or she was entitled immediately prior to the Change in Control. The Employee shall have the sole discretion to determine the time and intervals of such vacation.

         (3) Compensation. During the Employment Period, the Employee shall be compensated as follows:

                  (a) The Employee shall receive a salary equal to his or her salary as in effect as of the date of the Change in Control of the Company ("Base Salary"), subject to adjustment as hereinafter provided.

                  (b) The Employee shall be reimbursed for any and all monies advanced in connection with his or her employment for reasonable and necessary expenses incurred on behalf of the Company.

                  (c) The Employee shall be included to the extent eligible thereunder in any and all plans providing benefits for the Company's employees, including, but no limited to, life, accidental death and dismemberment, long term disability, hospitalization, medical and retirement, and be provided any and all other benefits and perquisites (including use of an automobile) made available to other employees of comparable status, at the expense of the Company on a comparable basis.

                  (d) The Employee shall be included in all incentive stock option programs, profit sharing, bonus, deferred compensation, split dollar life insurance, and similar or comparable plans customarily extended by the Company to corporate officers and key employees of the Company.

         (4) Annual Compensation Adjustments. The Board of Directors of the Company or an appropriate committee thereof will consider and appraise the contributions of the Employee to the Company's operating efficiency, growth, production and profits, at least annually during the Employment Period, and in accordance with past practice, the Employee's Base Salary shall be annually adjusted upward to be commensurate with increases given to other corporate officers and key employees generally and as the scope and success of the Company's operations or the Employee's duties expand.

         5. Indemnification. To the extent permitted by law, the Company shall pay, indemnify and hold the Employee harmless from any liability, cost or expense (including, without limitation, reasonable attorney's fees) incurred by the Employee in the defense of any claim, proceeding or action arising out of his performance of services for the Company, or out of his or her status as an officer or director of the Company or while serving at the request of the Company as an officer, director, partner or employee of any other entity. Notwithstanding the foregoing, the Company shall not indemnify the Employee against any act or omission by the Employee constituting fraud, willful misconduct or gross negligence.

         6. Termination. The following provisions of this Section 6 shall apply only during the Employment Period:

                  (a) Involuntary. In the event of the death of the Employee or his permanent disability to perform the services required hereunder, the obligations of the Company under Sections 1, 3 and 4 of this Agreement shall be terminated. For purposes of this Agreement, the term "disability" shall be defined as a physical or mental disability or disease which in the opinion of an independent qualified physician appointed by the Company prevents the Employee from discharging the customary normal duties of his employment with the Company. In the event of the Employee's death or disability during the Employment Period, the Employee or his or her estate shall be entitled to receive deferred compensation at a monthly rate equal to fifty percent (50%) of the average monthly Base Salary paid to him or her during the twelve (12) month period prior to death or disability. Such amount shall be paid in monthly installments over the remaining term of the Employment Period. In the event of disability, the amount payable hereunder shall be reduced by the amount of disability income insurance proceeds paid to the Employee during the remaining term of the Employment Period.

                  (b) Cause. The Company may terminate the Employee's employment for Cause. For purposes of this Agreement, "Cause"shall mean:

                           (i) the willful and continued failure of the Employee
to perform substantially his or her duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Employee by the Employee's supervisor or the Chief Executive Officer of the Company which specifically identifies the manner in which the Employee's supervisor or the Chief Executive Officer believes that the Employee has not substantially performed his duties, or

                           (ii) the willful engaging by the Employee in illegal
conduct or gross misconduct which is materially and demonstrably injurious to the Company. For purposes of this provision, no act or failure to act, on the part of the Employee, shall be considered "willful"unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that his or her action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company.

                  (c) Good Reason. The Employee's employment may be terminated by the Employee for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                           (i) the assignment to the Employee of any duties
inconsistent with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 1 of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities;

                           (ii) any failure by the Company to comply with any of
the provision of Section 3 of this Agreement;

                           (iii) the Company's requiring the Employee to be
based at any office or location other than within twenty-five miles of Cincinnati, Ohio or the Company's requiring the Employee to travel on Company business to a substantially greater extent than required immediately prior to the date of this Agreement; or

                           (iv) any purported termination by the Company of the
Employee's employment otherwise than as expressly permitted by this Agreement;
or

                           (v) the continued failure of the Company to perform
substantially its obligations under this Agreement after a written demand for substantial performance is delivered by the Employee to the Company's Chief Executive Officer which specifically identifies the manner in which the Employee believes the Company has not substantially carried out its obligations.

                  Notwithstanding the above, "Good Reason" shall exclude an isolated, insubstantial and inadvertent action or failure to act not taken or occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee.

                  For purposes of this Section 6(c), any good faith determination of "Good Reason" by the Employee shall be conclusive.

                  Anything in this Agreement to the contrary notwithstanding, a termination by the Employee for any reason during the six-month period immediately following a Change in Control shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

                  (d) Notice of Termination. Any termination by the Company for Cause, or by the Employee for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 16 of this Agreement. For purposes of this Agreement, a Notice of Termination means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause, respectively, shall not preclude the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

                  (e) Date of Termination. "Date of Termination" means (i) if the Employee's employment is terminated by the Company for Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be; (ii) if the Employee's employment is terminated by the Company other than for Cause, the Date of Termination shall be the date on which the Company notifies him or her of such termination; and (iii) if the Employee's employment is terminated by reason of death or disability, the Date of Termination shall be the date of death of the Employee or the disability, as the case may be.

         7. Obligations of the Company upon Termination. The following provisions of this Section 7 shall apply only in the event of termination during the Employment Period:

                  (a) Good Reason; Other Than for Cause. If the Company shall terminate the Employee's employment during the Employment Period other than for Cause or death or disability or the Employee shall terminate employment for Good
Reason:

                  (i) the Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                           A. the sum of (1) the Employee's then annual Base
Salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) annual bonus paid or payable under the Company's bonus plans, including any bonus or portion thereof which has been earned but deferred (and annualized for any fiscal year consisting of less than twelve full months), for the most recently completed fiscal year (the "Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365 and (3) any compensation previously deferred by the Employee (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2), and (3) shall be hereinafter referred to as the "Accrued Obligations"); and

                           B. an amount equal to two times the sum of the Base
Salary and the Annual Bonus paid to the Employee during the most recently completed fiscal year.

                  (ii) for 2 years after the Employee's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Employee and/or the Employee's family at least equal to those which would have been provided to them if the Employee's employment had not been terminated or, if more favorable to the Employee, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Employee becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility;

                  (iii) to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts or benefits required to be paid or provided or which the Employee is entitled to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits"); and

                  (iv) all unvested options to purchase shares of Common Stock of the Company then held by the Employee shall vest immediately.

                  (b) Cause; other than for Good Reason. If the Employee's employment shall be terminated during the Employment Period for Cause, this Agreement shall terminate without further obligations to the Employee other than the obligation to pay to the Employee (x) his Base Salary through the Date of Termination and (y) the amount of any compensation previously deferred by the Employee in each case to the extent theretofore unpaid. If the Employee voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to The Employee, other than for Accrued Obligations and the timely payment or provision of Other

Benefits. In such case, all Accrued Obligations shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination.

         8. Certain Additional Payments by the Company.

                  (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 8) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the United States Internal Revenue Code (the "Code") or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes and any benefits that result from the deductibility by the Employee of such taxes (including, in each case, any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                  (b) Subject to the provisions of Section 8(c), all determinations required to be made under this Section 8, including whether and when a Gross-up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Ernst & Young or such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 8, shall be paid by the Company to the Employee within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 8(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment, along with any penalty and interest imposed with respect to such Underpayment, shall be promptly paid by the Company to or for the benefit of the Employee.

                  (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Employee is informed in writing of such claim and shall apprize the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim, the Employee shall:

                           (i) give the Company any information reasonably
requested by the Company relating to such claim,

                           (ii) take such action in connection with contesting
such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (iii) cooperate with the Company in good faith in
order effectively to contest such claim, and

                           (iv) permit the Company to participate in any
proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 8(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 8(a) or 8(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 8(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advance by the Company pursuant to Section 8(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

         9.  Confidentiality.

                  The Employee will not at any time during the term of this Agreement or thereafter, except as authorized by the Company, divulge, furnish or make accessible to any person, firm, corporation or other entity, any confidential information or any other information that is otherwise not publicly available which he or she presently possesses or which he or she may obtain during the course of his or her employment with respect to the business, customers or affairs of the Company or any subsidiary or affiliate of the Company or trade secrets, developments, know-how, methods or other information or data pertaining to practices, equipment, developments or any confidential or secret aspect of the business of the Company or any subsidiary or affiliate of the Company, and agrees that all such matters and information shall be kept strictly and absolutely confidential. The Employee, upon termination of his or her employment, irrespective of the time, manner or cause of termination, will surrender and deliver to the Company all lists, books, records and data of every kind relating to or in connection with the business of the Company or any subsidiary or affiliate of the Company, and all property belonging to the Company and any subsidiary or affiliate of the Company.

         10. Special Undertaking.

                  (a) The Employee hereby assigns and agrees to assign to the Company, all inventions which he or she makes or conceives alone or jointly with others, while employed by the Company, which inventions relate to matter within the normal scope of the Employee's duties or field of responsibility or depend upon his or her knowledge of trade secrets or other information of a confidential nature belonging to the Company or which relate to tasks assigned to the Employee by the Company. The Employee agrees to disclose promptly and fully all such inventions to the Company and to assist the Company to obtain patents thereon in any or all countries where protection is needed. All such inventions shall be the property of the Company whether patented or not. If any application for Letters Patent for any inventions, discoveries and improvements are filed by the Employee during the period of one year after termination of the Employee's employment with the Company, the subject matter covered therein shall be conclusively presumed to have been conceived during employment by the Company.

                  (b) The Employee further agrees that any and all notes and records kept or made in connection with his or her employment or in relation to any such inventions, discoveries and improvements, whether made or conceived in the regular performance of employment or otherwise, shall be and are the sole and exclusive property of the Company; and the Employee further agrees that upon leaving the employment of the Company, he or she will place all such notes and records in the Company's possession, and will not take with him, without the consent of the Company's Board of Directors, any notes and records relating to or connected with the business, work or investigations of the Company, its affiliates and subsidiaries, or any of them, including drawings, blueprints or other reproduction.

                  (c) The Employee further agrees that any secret apparatus, secret equipment, secret formula, secret method or process of the Company, whether or not developed by the Employee, will not be disclosed to any third party or used by the Employee except in connection with his duties to the Company or unless the Employee shall first secure the consent of the Company's Board of Directors, either during his or her employment or after his or her employment by the Company shall have terminated.

         11. Enforceability. The parties agrees that nothing in this Agreement shall in any way abrogate the right of the Company and the Employee to enforce by injunction or otherwise the due and proper performance and observance of the several covenants herein contained to be performed by the Employee or the Company or to recover damages for breach thereof.

         12. Successors and Assigns. If the Company sells, assigns or transfers all or substantially all of its business and assets to any person, excluding affiliates of the Company, or if the Company merges into or consolidates or otherwise combines with any person which is a continuing or successor entity, then the Company shall assign all of its right, title and interest in this Agreement as of the date of such event to the person which is either the acquiring or successor corporation, and such person(s) shall assume and perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Agreement upon the Company. In case of such assignment by the Company and of assumption and agreement by such person(s), all further rights as well as all other obligations of the Company under this Agreement thenceforth shall cease and terminate and thereafter the expression "the Company" wherever used herein shall be deemed to mean such person(s).

         13. Supplemental Compensation. This Agreement supplements, and is not an amendment to or in derogation of, any other agreement between the Company and the Employee relating to the employment or the terms and conditions thereof except that it replaces any existing "Contingent Change in Control Employment Agreement" between the Employee and the Company. No person, other than such person as may be designated by the Board of Directors of the Company, shall have any authority on behalf of the Company to agree to modify or change this Agreement.

         14. Severability. This Agreement is to be governed by and construed under the laws of the State of Ohio. If any provision of this Agreement shall be held invalid and unenforceable for any reason, such provision shall be deemed deleted and the remainder of the Agreement shall be valid and enforceable without such provision.

         15. Termination of Agreement. The Company has the right to terminate the employment of the Employee except during the Employment Period or in contemplation of a Change in Control of the Company, and the Employee may elect at his or her discretion to terminate his or her employment, at any time prior to a Change in Control of the Company, in either of which events this Agreement shall terminate.

         16. Notice. Any notice required or permitted hereunder shall be given in writing and delivered to the other party by U. S. registered or certified mail; if to the Company at 5040 Duramed Drive, Cincinnati, Ohio 45213, if to the Executive at the same address, or in each case at such other address provided in writing to the other party.

         17. Headings. The Section headings used in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal affixed and attested by its duly authorized officers, and the Employee has hereunto set his hand and seal as of the date first above written.


                                              DURAMED PHARMACEUTICALS, INC.



                                              By /s/ Timothy J. Holt
                                                --------------------------------
(Corporate Seal)                                 Timothy J. Holt, Employee